Ex. 99.1 CoStar Group Provides Full Year 2026 and Medium-Term Outlook with Significant Adjusted EBITDA Expansion Issues Long-Term Financial Outlook for Homes.com, Including Meaningful Moderation in Net Investment in 2026 and beyond Announces New $1.5 Billion Share Repurchase Program Implements New Executive Compensation Program Responding to Stockholder Feedback Arlington, VA – January 7, 2026 – CoStar Group, Inc. (NASDAQ: CSGP), a leading provider of online real estate marketplaces, information, analytics, and 3D digital twin technology in the property markets, today provided an update on key business, financial, and corporate governance initiatives for 2026 and beyond, which have all been unanimously approved by the Company’s Board of Directors and its Capital Allocation Committee. As a result of a robust review undertaken by the Capital Allocation Committee, the plan calls for significant expansion of Adjusted EBITDA. CoStar Group also announced the authorization of a new $1.5 billion share repurchase program. Based on its results to date and the initiatives underway, the Company is providing the following outlook for 2026: • Revenue: $3.78 billion to $3.82 billion, representing approximately 18% year-over-year growth over the midpoint of our previously provided 2025 guidance • Net income: $175 million to $215 million and $0.42 to $0.52 per diluted share based on 416 million shares for the full year 2026 • Adjusted EBITDA: $740 million to $800 million, the highest Adjusted EBITDA in Company history, representing a 20% margin at the midpoint, and 83% year-over-year growth over the midpoint of our previously provided 2025 guidance • Adjusted EPS or Non-GAAP net income per diluted share: $1.22 to $1.33 based on 416 million shares The Company is also providing the following medium-term targets: • Revenue: ~15% compound annual growth rate (CAGR) from 2025 to 2028 • Adjusted EBITDA: $1.25 billion in 2028 Homes.com is an important component of our Residential portfolio which includes Apartments.com, Domain, OnTheMarket, and Land.com. Homes.com is experiencing rapid growth, with a 337% increase in subscribers since Q1 2024. The Company is implementing its proven playbook to continue to scale Homes.com and drive profitability. This includes lowering the capital intensity of Homes.com. CoStar Group intends to reduce net investment, revenue less directly attributable and allocated costs, by more than $300 million in 2026, down from $850 million in 2025. Moving forward, CoStar Group expects to continue to reduce net investment in Homes.com by $100+ million annually until 2030. CoStar Group now expects Homes.com to: • Deliver revenue in excess of expenses exiting 2029, supported by subscriber acquisition, in-depth advertising, builder partnerships, the Company’s Boost program, and continued reduction in expenses. • Attain positive Adjusted EBITDA in 2030. • Ultimately, CoStar Group expects Homes.com to be a strong contributor to Adjusted EBITDA and stockholder value.

“Building on our strong foundation, we continue to expand and evolve our platforms and increase the efficiency of our business model to accelerate profitability while growing the top-line,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “We deliver unparalleled value to customers and extend our market-leading positions through our comprehensive ecosystem, underpinned by unmatched, integrated infrastructure and the world’s largest proprietary real estate information database. This positions CoStar Group to capture compelling near- and long- term growth with significant Adjusted EBITDA expansion for several years to come. Homes.com is an important part of our ecosystem; we now have a clear path to accelerate top-line growth and drive profitability. Through the deployment of our scalable AI platform and our disciplined capital allocation approach, we are well positioned to build on our strong trajectory and drive enhanced stockholder value.” CoStar Group’s core business has strong momentum driven by its high-growth, high-margin subscription business model that continues to deliver excellent customer retention resulting in predictable and resilient revenue streams. The Company is taking action to accelerate progress in 2026, including the continued rollout of its comprehensive deployment of AI across CoStar Group to drive revenue growth and reduce costs. The Company has already achieved outstanding efficiencies through AI deployment – particularly in content creation, research of public records, writing code, and lease data extraction – the savings of which are included in the 2026 outlook provided today. Additionally, CoStar Group intends to make AI enhancements to the user experience on all marketplace platforms to extend its competitive advantages. “The actions announced today are the result of a thorough, independent review by the Capital Allocation Committee and reflect the Board’s commitment to aligning capital allocation and executive compensation programs with the interests of all stockholders,” said Louise Sams, Independent Chair of the Board. “These updates follow robust engagement with stockholders over the last six months and implement the feedback we’ve received. The Board unanimously believes that CoStar Group is executing the right strategy to drive sustainable, profitable growth and is focused on holding management accountable to deliver on the Company’s objectives for the benefit of our stockholders.” Increased Return of Capital to Stockholders In alignment with CoStar Group’s commitment to disciplined and proactive return of capital to stockholders, the Capital Allocation Committee recommended, and the Board authorized, a new $1.5 billion repurchase of common stock.1 This new authorization follows the Company’s accelerated completion of its $500 million share repurchase program in 2025. The Company continues to fund its organic growth primarily through capital generated from its businesses, maintaining ample liquidity to support its business strategy as well as returning capital to stockholders. New Executive Compensation Program Responding to Stockholder Feedback Following robust stockholder engagement and an extensive review, the Board’s Compensation Committee recommended, and the Board approved a redesigned executive compensation program for 2026. The new program features more rigorous (and more heavily quantitative) goals, enhanced transparency, and a simplified structure, with a focus on close alignment with stockholder interests. Additional information regarding the new executive compensation program will be available in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders. Forward-Looking Statements The preceding forward-looking statements reflect CoStar Group’s expectations as of January 7, 2026, including forward-looking non-GAAP financial measures on a consolidated basis, based on current estimates, expectations, observations, and trends. Given the risk factors, rapidly evolving economic environment, and uncertainties and assumptions discussed in this release and in our quarterly reports on Form 10-Q and annual reports on Form 10-K, actual results may differ materially. Other than in publicly available statements, the Company does not intend to update its forward-looking statements until its next quarterly results announcement. 1 The program has no time limit and can be discontinued at any time at the Company’s discretion.

Reconciliations of Adjusted EBITDA, non-GAAP net income, and adjusted EPS or non-GAAP net income per diluted share to the most directly comparable GAAP measures are shown in detail below, along with definitions for those terms. A reconciliation of forward-looking non-GAAP guidance to the most directly comparable GAAP measure, net income, can be found within the tables included in this release. Non-GAAP Financial Measure For information regarding the purpose for which management uses the non-GAAP financial measures disclosed in this release and why management believes they provide useful information to investors regarding the Company’s financial condition and results of operations, please refer to the Company’s latest periodic report. EBITDA is a non-GAAP financial measure that represents GAAP net income attributable to CoStar Group before interest income or expense, net; other income or expense, net; loss on debt extinguishment; income taxes, and depreciation and amortization expense. Adjusted EBITDA is a non-GAAP financial measure that represents EBITDA before stock-based compensation expense; acquisition- and integration-related costs; restructuring and related costs, including certain advisory fees; and settlements and impairments incurred outside the Company’s ordinary course of business. Adjusted EBITDA margin represents Adjusted EBITDA divided by revenues for the period. Adjusted EPS or Non-GAAP net income per diluted share is a non-GAAP financial measure that represents non-GAAP net income divided by the number of diluted shares outstanding for the period used in the calculation of GAAP net income per diluted share. For periods with GAAP net losses and non-GAAP net income, the weighted average outstanding shares used to calculate non-GAAP net income per share includes potentially dilutive securities that were excluded from the calculation of GAAP net income per share as the effect was anti-dilutive. Non-GAAP net income is a non-GAAP financial measure determined by adjusting GAAP net income (loss) attributable to CoStar Group for stock-based compensation expense; acquisition- and integration-related costs, including gains or losses on equity investments acquired in prospective targets and related to deal-contingent financial instruments; restructuring costs; settlement and impairment costs incurred outside the Company's ordinary course of business, and loss on debt extinguishment, as well as amortization of acquired intangible assets and other related costs, and then subtracting an assumed provision for income taxes.

CoStar Group, Inc. Reconciliation of Forward-Looking Guidance - Unaudited (in millions, except per share data) Reconciliation of Forward-Looking Guidance, Net Income to Non-GAAP Net Income Guidance Range For the Year Ending December 31, 2026 Low High Net income $ 175 $ 215 Income tax expense 85 105 Income before taxes 260 320 Amortization of acquired intangible assets 245 245 Stock-based compensation expense 177 177 Acquisition and integration related costs 3 3 Non-GAAP income before income taxes 685 745 Assumed rate for income tax expense(1) 26% 26 % Assumed provision for income tax expense 178 194 Non-GAAP net income $ 507 $ 551 Net income per share - diluted $ 0.42 $ 0.52 Non-GAAP net income per share - diluted $ 1.22 $ 1.33 Non-GAAP weighted average outstanding shares - diluted 416 416 (1) The assumed tax rate approximates our statutory federal and state corporate tax rate for the applicable period. Reconciliation of Forward-Looking Guidance, Net Income to Adjusted EBITDA Guidance Range For the Year Ending December 31, 2026 Low High Net income $ 175 $ 215 Amortization of acquired intangible assets 245 245 Depreciation and other amortization 77 77 Interest income, net (22) (22) Other income, net — — Income tax expense 85 105 Stock-based compensation expense 177 177 Acquisition and integration related costs 3 3 Adjusted EBITDA $ 740 $ 800

Investor Relations: Rich Simonelli Head of Investor Relations CoStar Group Investor Relations (973) 896-8184 getrich@costar.com News Media: Matthew Blocher Vice President CoStar Group Corporate Marketing & Communications (202) 346-6775 mblocher@costar.com About CoStar Group CoStar Group (NASDAQ: CSGP) is a global leader in commercial real estate information, analytics, online marketplaces, and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; Homes.com, the fastest-growing residential real estate marketplace; and Domain, one of Australia’s leading property marketplaces. CoStar Group’s industry-leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible, STR, a global leader in hospitality data and benchmarking; Ten-X, an online platform for commercial real estate auctions and negotiated bids; and OnTheMarket, a leading residential property portal in the United Kingdom. CoStar Group’s websites attracted over 143 million average monthly unique visitors in the third quarter of 2025, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar Group's plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “likely,” “might,” “believe,” “expect,” “observe,” “consider”, “think,” “intend,” “envision,” “will,” “should,” “could”, “would,” “plan,” “target,” “outlook,” “goal,” “estimate,” “predict,” “continue,” “commit,” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: the risks related to the specific timing, price, and size of repurchases under the Stock Repurchase Program, including that the Stock Repurchase Program may be suspended or discontinued at any time at the Company's discretion; our ability to achieve expected financial results while simultaneously achieving expected reductions in our net investment in Homes.com; our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to realize the benefits of the acquisition of Matterport; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project to build out our campus in Richmond, Virginia; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate related events and other events beyond our control; the effects related to attention to climate- related risks and opportunities; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy laws and standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; and risks related to return on investment; the inability of third-party suppliers upon which Matterport relies to fulfill its needs; the risks associated with the ability to integrate Domain Holdings Australia Limited (the "Domain Transaction") and realize the benefits of the Domain Transaction; and the risks related to open source software. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.